SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)

                   OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: August 3, 2000



                     BRITTON & KOONTZ CAPITAL CORPORATION
              (Exact name of issuer as specified in its charter)


                                                               64-0665423
     Mississippi                 0-22606                      (IRS Employer
(State of Incorporation)   Commission File Number           Identification No.)



                  500 Main Street, Natchez, Mississippi  39120
                    (Address of principal executive offices)



                             Telephone:  (601)445-5576

                      BRITTON & KOONTZ CAPITAL CORPORATION
                               AND SUBSIDIARY

                                   INDEX

Item 5.  Other Events.

                  The contents of Exhibit 20 to this Form 8-K are hereby incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  20       Other Documents or Statements to Security Holders.

                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                            BRITTON & KOONTZ CAPITAL CORPORATION




August 3, 2000                      /s/ W. Page Ogden
                                    -----------------
                                    W. Page Ogden
                                    President and Chief Executive Officer

                                                  Exhibits Index

Exhibit

Number          Item

20              Other Documents or Statements to Security Holders


                Press Release Dated July 21, 2000